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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Nortek, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 9, 1998 included in Nortek, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


                                             /s/ Arthur Andersen LLP
                                             -----------------------


Boston, Massachusetts
April 21, 1998